UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

DRAGONFLY ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-40730	85-1873463
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12915 Old Virginia Road
Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 622-3448

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DFLI	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock	DFLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2026, upon the recommendation of the Nominating and Corporate Governance Committee of the board of directors (the “Board”) of Dragonfly Energy Holdings Corp. (the “Company”), the Board appointed Lukas Lutz to serve as an independent director, effective June 18, 2026 and as a member of the Nominating and Corporate Governance Committee of the Board, replacing Brian Nelson. Mr. Lutz was appointed as a Class B director, with a term expiring at the Company’s 2027 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

In connection with his appointment, Mr. Lutz was granted 10,000 restricted stock units (the “RSUs”), with one-half vesting upon the date of grant and one-half vesting on the one-year anniversary of the date of the grant, subject to Mr. Lutz’s continued service to the Company. The RSU grant will be subject to the terms and conditions of the Company’s 2022 Equity Incentive Plan, and a related restricted stock unit agreement. Mr. Lutz will also be compensated pursuant to the Company’s standard practice for fees to non-employee directors, as described in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission on March 30, 2026.

There are no arrangements or understandings between Mr. Lutz and any other persons pursuant to which Mr. Lutz was selected as a director. There are no transactions in which Mr. Lutz has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGONFLY ENERGY HOLDINGS CORP.

Dated: June 23, 2026	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	Chief Executive Officer, Interim Chief Financial Officer and President